                                                                                                             EXHIBIT (e)(1)

[LOGO] AIG American                                                                       Part A Life Insurance Application
              General

[ ]  American General Life Insurance Company, Houston, TX
[ ]  The United States Life Insurance Company in the City of New York, New York, NY

Members of American International Group, Inc.

In this application, "Company" refers to the insurance company whose name is checked above.

The insurance company checked above is solely responsible for the obligation and payment of benefits under any policy that it may issue. No other company shown is responsible for such obligations or payments.

===========================================================================================================================
                                                    Personal Information
===========================================================================================================================

1.   Primary Proposed Insured

Name                                                               Social Security #                        Sex [ ] M [ ] F
     -------------------------------------------------------------                   ----------------------

Birthplace (state, country)                                                Date of Birth                           Age
                           -----------------------------------------------              --------------------------     ----

Tobacco use Have you ever used any form of tobacco or nicotine products? [ ] yes [ ] no If yes, date of last use
                                                                                                                 ----------

If yes, type and quantity of tobacco or nicotine products used
                                                               ------------------------------------------------------------

Driver's License No.                   State        U.S.Citizen [ ] yes [ ] no If no, Date of Entry           Visa Type
                     -----------------      -------                                                -----------         ----

Address                                            City, State                                        ZIP
        ------------------------------------------             --------------------------------------     -----------------

Home Phone (      )                     Work Phone (     )                    E-mail Address
          -----------------------------            --------------------------               -------------------------------

Employer                                      Occupation                                  Length of Employment
         ------------------------------------            --------------------------------                      ------------

Employer Address                                         City, State                                  ZIP
                 ---------------------------------------             --------------------------------     -----------------

Duties
       --------------------------------------------------------------------------------------------------------------------

Personal Income $                        Household Income $                           Net Worth $
                  ----------------------                    -------------------------             -------------------------

---------------------------------------------------------------------------------------------------------------------------

2.   Other Proposed Insured

Name                                                               Social Security #                        Sex [ ] M [ ] F
     -------------------------------------------------------------                   ----------------------

Birthplace (state, country)                                                Date of Birth                           Age
                            ----------------------------------------------               -------------------------     ----

Relationship to Primary Proposed Insured
                                         ----------------------------------------------------------------------------------

Tobacco use  Have you ever used any form of tobacco or nicotine products? [ ] yes [ ] no If yes, date of last use
                                                                                                                  ---------

If yes, type and quantity of tobacco or nicotine products used
                                                               ------------------------------------------------------------

Driver's License No.                   State        U.S.Citizen [ ] yes [ ] no If no, Date of Entry           Visa Type
                     -----------------      -------                                                ----------           ---

Address                                            City, State                                        ZIP
        ------------------------------------------             --------------------------------------     -----------------

Home Phone (     )                      Work Phone (     )                    E-mail Address
          -----------------------------           ---------------------------               -------------------------------

Employer                                      Occupation                                  Length of Employment
         ------------------------------------            --------------------------------                      ------------

Employer Address                                         City, State                                  ZIP
                 ---------------------------------------             --------------------------------     -----------------

Duties
       --------------------------------------------------------------------------------------------------------------------

Personal Income $                        Household Income $                           Net Worth $
                  ----------------------                    -------------------------             -------------------------

---------------------------------------------------------------------------------------------------------------------------

3.   Child Rider (Complete if a proposed insured requests child riders. If more than three children, list information in the Remarks section. Remember to complete Part B, sections 3-7, for all proposed insured children.)

               Child Name                     Sex             Birthplace (state, country)                Date of Birth
---------------------------------------   -----------   ----------------------------------------   -------------------------

                                          [ ] M [ ] F
---------------------------------------                 ----------------------------------------   -------------------------

                                          [ ] M [ ] F
---------------------------------------                 ----------------------------------------   -------------------------

                                          [ ] M [ ] F
---------------------------------------                 ----------------------------------------   -------------------------

AGLC100565-2003                                                      Page 1 of 7

===============================================================================================================================
                                                        Ownership
===============================================================================================================================

4.  Owner [ ] Primary Proposed Insured  [ ] Other Proposed Insured  [ ] Trust  [ ] Other than a Proposed Insured or Trust

    A. Complete if the proposed insured is not the owner (If contingent owner is required, use Remarks section.)

       Name                                    Social Security or Tax ID #                         Date of Birth
            ----------------------------------                             -----------------------               --------------

       Address                                            City, State                                   ZIP
               ------------------------------------------             ---------------------------------     -------------------

       Home Phone (          )                            Relationship to Primary Proposed Insured
                  ---------------------------------------                                          ----------------------------

    B. Complete if owner is a trust (If trustee is premium payor, also complete section 14 D.)

       Exact Name of Trust                                                             Trust Tax ID #
                           -----------------------------------------------------------                -------------------------

       Current Trustee(s)                                                              Date of Trust
                          ------------------------------------------------------------               --------------------------

===============================================================================================================================
                                                   Product Information
===============================================================================================================================

5.  Product Name (If variable, complete appropriate supplement.)
                                                                 --------------------------------------------------------------

    Amount Applied For: Base Coverage $                          Supplemental Coverage (If applicable) $
                                       -------------------------                                        -----------------------

    Death Benefit Compliance Test Used (If applicable): [ ] Guideline Premium [ ] Cash Value Accumulation
    Automatic Premium Loan (If applicable): [ ] Yes [ ] No

    Premium Class Quoted
                         ------------------------------------------------------------------------------------------------------

    Reason for Insurance
                         ------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

6.  Dividend Options (For participating policy only.)

    [ ] Cash [ ] Premium Reduction [ ] Paid-up Additions [ ]  Deposit Earning Interest [ ] Other (Explain)
                                                                                                           --------------------

-------------------------------------------------------------------------------------------------------------------------------

7.  Death Benefit Options (For UL & VUL only.)

    [ ] Option 1 - Level  [ ] Option 2 - Increasing  [ ] Option 3 - Level Plus Return of Premium

-------------------------------------------------------------------------------------------------------------------------------

8.  Riders [ ] Waiver of Premium [ ] Waiver of Monthly Deduction [ ] Waiver of Monthly Guarantee Premium

    [ ] Maturity Extension Rider - Accumulation Value  [ ] Maturity Extension Rider - Death Benefit  [ ] Terminal Illness Rider

    [ ] Accidental Death Benefit $                     [ ] Other Insured $                           [ ] Child $
                                  --------------------                    --------------------------            ---------------

    [ ] Spouse $                    Plan               [ ] Other Rider(s)
                -------------------      -------------                    -----------------------------------------------------

===============================================================================================================================
                                                       Beneficiary
===============================================================================================================================

9.  Primary Name                                                 Relationship                           % Share
                 -----------------------------------------------              -------------------------         ---------------

            Name                                                 Relationship                           % Share
                 -----------------------------------------------              -------------------------         ---------------

-------------------------------------------------------------------------------------------------------------------------------

10. Contingent Name                                                 Relationship                           % Share
                    -----------------------------------------------              -------------------------         ------------

               Name                                                 Relationship                           % Share
                    -----------------------------------------------              -------------------------         ------------

-------------------------------------------------------------------------------------------------------------------------------

11. Trust Information Exact Name of Trust                                        Trust Tax ID #
                                          --------------------------------------                -------------------------------

                      Current Trustee(s)                                                           Date of Trust
                                        ----------------------------------------------------------               -------------

-------------------------------------------------------------------------------------------------------------------------------

12. Rider Beneficiaries Spouse Rider                                      Child Rider
                                     ------------------------------------             -----------------------------------------

===============================================================================================================================
                                                       Business Coverage
===============================================================================================================================

13. Business Details (Complete only if applying for business coverage.)

    Does any proposed insured have an ownership interest in the business? [ ] yes [ ] no

    If yes, what is the percentage of ownership for the: Primary Proposed Insured            Other Proposed Insured
                                                                                  ----------                        -----------

    If buy-sell, stock redemption, or key person insurance, will all partners or key people be covered? [ ] yes [ ] no

    Describe any special circumstances.
                                        ---------------------------------------------------------------------------------------

===============================================================================================================================
                                                         Premium
===============================================================================================================================

14. Premium Payment [ ] Modal $                    [ ] Single $                    [ ] Additional Initial $
                               -------------------             -------------------                         --------------------
     A. Frequency of modal premium: [ ] Annual [ ] Semi-annual [ ] Quarterly [ ] Monthly (Bank draft)

     B. Method: [ ] Direct Billing [ ] Bank Draft (Complete Bank Draft Authorization.) [ ] List Bill: Number
                                                                                                            -------------------
                [ ] Other (Please explain.)
                                            -----------------------------------------------------------------------------------
     C. Amount submitted with application $
                                           ------------------------------------------
     D. Premium Payor (Complete if other than proposed insured.)

       Name                                  Social Security or Tax ID #                  Home Phone (      )
            --------------------------------                             ----------------            --------------------------

       Address                                              City, State                                   ZIP
               --------------------------------------------             ---------------------------------     -----------------


AGLC100565-2003                                                      Page 2 of 7

================================================================================
                                Existing Coverage
================================================================================

15. Other Life Insurance or Annuities (Indicate life insurance policies or annuities in force or pending for the proposed insured(s).)

     Does any proposed insured have any existing or pending annuity or life
     insurance contracts?                                         [ ] yes [ ] no

     (If yes, indicate life insurance policies or annuities in force or pending for the proposed insured(s).)

     Type: i = individual, b = business, g = group, p = pending life insurance or annuity

                                                                                  Type(s)     Year of    Face
       Name of Proposed Insured      Policy Number       Insurance Company      (see above)    Issue    Amount    Replace*   1035 Ex
     ----------------------------   ---------------   -----------------------   -----------   -------   -------   --------   -------
                                                                                                                   [ ] yes   [ ] yes
     ----------------------------   ---------------   -----------------------   -----------   -------   -------
                                                                                                                   [ ] yes   [ ] yes
     ----------------------------   ---------------   -----------------------   -----------   -------   -------
                                                                                                                   [ ] yes   [ ] yes
     ----------------------------   ---------------   -----------------------   -----------   -------   -------
                                                                                                                   [ ] yes   [ ] yes
     ----------------------------   ---------------   -----------------------   -----------   -------   -------

     * Replace means that the insurance being applied for may replace, change or use any monetary value of any existing or pending life insurance policy or annuity. If replacement may be involved, complete and submit replacement-related forms. Please note: certain states require completion of replacement related forms even when other life insurance or annuities are not being replaced by the policy being applied for.

================================================================================
                  Limited Temporary Life Insurance Eligibility
================================================================================

16.  Health and Age Questions (If any proposed insured answers yes to either question, temporary insurance is not available, the agreement will be void and any payment submitted will be refunded.)

     A. Has any proposed insured ever had a heart attack, stroke, cancer, diabetes or disorder of the immune system, or during the last two years been confined in a hospital or other health care facility or been advised to have any diagnostic test or surgery not yet performed?
                                                                  [ ] yes [ ] no

     B.   Is any proposed insured age 71 or above?                [ ] yes [ ] no

================================================================================
                              Nonmedical Questions
================================================================================

17. Background Information (Complete questions A through F for all proposed insureds who are applying. If yes answer applies to any proposed insured, provide details specified after each question.)

     A.   Do any proposed insureds intend to travel or reside outside of the
          United States or Canada within the next two years?      [ ] yes [ ] no

          (If yes, list proposed insured's name, country, date, length of stay and purpose.)
                        --------------------------------------------------------

          ----------------------------------------------------------------------

     B. In the past five years, have any proposed insureds participated in, or do they intend to participate in: any flights as a trainee, pilot or crew member, scuba diving, skydiving or parachuting, ultralight aviation, auto racing, cave exploration, hang gliding, boat racing, mountaineering, extreme sports or other hazardous activities?
                                                                  [ ] yes [ ] no
          (If yes, circle the applicable activities and complete the Aviation and/or Avocation Questionnaire.)

     C.   Have any proposed insureds:

          1) During the past 90 days submitted an application for life insurance to any other company or begun the process of filling out an application?

               (If yes, list proposed insured's name, company name, amount applied for, purpose of insurance and if app will be placed.)
                                                                  [ ] yes [ ] no

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          2) Ever had a life or disability insurance application modified, rated, declined, postponed, withdrawn, canceled or refused for renewal?

               (If yes, list proposed insured's name, date and reason.)
                                                                  [ ] yes [ ] no

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

     D. Have any proposed insureds ever filed for bankruptcy? (If yes, list proposed insured's name, chapter filed, date, reason and if
          discharged.)                                            [ ] yes [ ] no

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

     E. In the past five years, have any proposed insureds been charged with or convicted of driving under the influence of alcohol or drugs or had any driving violations? (If yes, list proposed insured's name, date,
          state, license no. and specific violation.)             [ ] yes [ ] no

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

     F. Have any proposed insureds ever been convicted of, or pled guilty or no contest to a felony, or do they have any such charge pending against them? (If yes, list proposed insured name, date, state and
          felony.)                                                [ ] yes [ ] no

          ----------------------------------------------------------------------

================================================================================
                                     Remarks
================================================================================

18.  Details and Explanations
                              --------------------------------------------------

     ---------------------------------------------------------------------------

AGLC100565-2003                                                      Page 3 of 7

================================================================================
                          Authorization and Signatures
================================================================================

American General Life Insurance Company,   The United States Life Insurance
Houston, TX                                Company in the City of New York,
                                           New York, NY

The above listed life insurance company as selected on page one of this application is solely responsible for the obligation and payment of benefits under any policy that it may issue. No other company is responsible for such obligations or payments. In this application, "Company" refers to the insurance company which was selected on page one.

--------------------------------------------------------------------------------

Authorization to Obtain and Disclose Information and Declaration

I give my consent to all of the entities listed below to give to the Company, its legal representative, American General Life Companies (AGLC) (an affiliated service company), and affiliated insurers all information they have pertaining to: medical consultations, treatments, or surgeries; hospital confinements for physical and mental conditions; use of drugs or alcohol; or any other information for me, my spouse or my minor children. Other information could include items such as: personal finances; habits; hazardous avocations; motor vehicle records from the Department of Motor Vehicles; court records; or foreign travel, etc. I give my consent for the information outlined above to be provided by: any physician or medical practitioner; any hospital, clinic or other health care facility; any insurance or reinsurance company; any consumer reporting agency or insurance support organization; my employer; or the Medical Information Bureau (MIB).

I understand the information obtained will be used by the Company to determine:
(1) eligibility for insurance; and (2) eligibility for benefits under an existing policy. Any information gathered during the evaluation of my application may be disclosed to: reinsurers; the MIB; other persons or organizations performing business or legal services in connection with my application or claim; me; any physician designated by me; or any person or entity required to receive such information by law or as I may further consent.

I, as well as any person authorized to act on my behalf, may, upon written request, obtain a copy of this consent. I understand this consent may be revoked at any time by sending a written request to the Company, Attn: Underwriting Department at P.O. Box 1931, Houston, TX 77251-1931.

This consent will be valid for 24 months from the date of this application. I agree that a copy of this consent will be as valid as the original. I authorize AGLC or affiliated insurers to obtain an investigative consumer report on me. I understand that I may: request to be interviewed for the report; and receive, upon written request, a copy of such report. [ ]Check if you wish to be interviewed.

I have read the above statements or they have been read to me. They are true and complete to the best of my knowledge and belief. I understand that this application: (1) will consist of Part A, Part B, and if applicable, related forms; and (2) shall be the basis for any policy issued. I understand that any misrepresentation contained in this application and relied on by the Company may be used to reduce or deny a claim or void the policy if: (1) it is within its contestable period; and (2) such misrepresentation materially affects the acceptance of the risk. Except as may be provided in a Limited Temporary Life Insurance Agreement (LTLIA), I understand and agree that no insurance will be in effect under this application, or under any new policy issued by the Company, unless or until: the policy has been delivered and accepted; the full first modal premium for the issued policy has been paid; and there has been no change in the health of any proposed insured that would change the answers to any questions in the application.

I understand and agree that no agent is authorized to: accept risks or pass upon insurability; make or modify contracts; or waive any of the insurer's rights or requirements.

I have received a copy of the Notices to the Proposed Insured.

Limited Temporary Life Insurance Agreement - If eligible, I have received and accepted the LTLIA. Such insurance is available only if: (1) the full first modal premium is submitted with this application; and (2) only "no" answers have been given by any proposed insured to the Health and Age Questions.

--------------------------------------------------------------------------------
Under penalties of perjury, I certify: (1) that the number shown on this application is my correct Social Security or Tax ID number; and (2) that I am not subject to backup withholding under Section 3406(a)(1)(C) of the Internal Revenue Code; and (3) that I am a U.S. person (including a U.S. resident alien). The Internal Revenue Service does not require my consent to any provisions of this document other than the certifications required to avoid backup withholding. You must cross out item (2) if you are subject to backup withholding and cross out item (3) if you are not a U.S. person (including a U.S. resident alien).
--------------------------------------------------------------------------------
Proposed Insured(s)/Owner Signature(s)


Signed at (city, state)                    On (date)
                       -----------------            ----------------------------


X                                          X
  --------------------------------------     -----------------------------------
  Primary Proposed Insured (If under age     Other Proposed Insured (If under
  15, signature of parent or guardian)       age 15, signature of parent or
                                             guardian)


X
 ---------------------------------------
 Owner (If other than proposed insured)

Agent(s) Signature(s)

I certify that the information supplied by the proposed insured(s)/owner has been truthfully and accurately recorded on the Part A application.

----------------------------------------    ------------------------------------
 Writing Agent Name (please print)          Writing Agent #


X                                          X
 ---------------------------------------    ------------------------------------
 Writing Agent Signature                    Countersigned (Licensed resident
                                            agent if state required)

--------------------------------------------------------------------------------
If the Company needs to contact the proposed insured(s), when would be the best time to call?

Time             Day of the Week            Date           Phone # (      )
     ---------                   --------        -------           -------------
--------------------------------------------------------------------------------

AGLC100565-2003                                                      Page 4 of 7

================================================================================
                                 Agent's Report
================================================================================

1. Statements

     A.   Number of years you have known: Primary Proposed
          Insured                   Other Proposed Insured
                  -----------------                        ---------------------

     B.   I have ordered/obtained the following requirements: [ ] APS
          [ ] Blood Profile/Urinalysis [ ] EKG [ ] Inspection Report
          [ ] MD Exam [ ] Oral Fluids (as state permits) [ ] Paramedical Exam
          [ ] Treadmill [ ] Urinalysis Only

     C. If requirements are scheduled, please provide name of examiner, clinic and date ordered.
                            ----------------------------------------------------

          ----------------------------------------------------------------------

     D. Did you personally see the proposed insured(s) on the date of this application, ask each question, and accurately record the answers yourself? (If no, please provide details in the Remarks section
          below.)                                                 [ ] yes [ ] no

     E.   Does any proposed insured have any existing or pending annuity or life
          insurance contracts?                                    [ ] yes [ ] no
          If yes, do you have any information that indicates that any proposed insured may replace, change, or use any monetary value of any existing or pending life insurance policy or annuity with any company in
          connection with the purchase of insurance?              [ ] yes [ ] no

          (If yes, please provide details in the Remarks section below and attach all replacement-related forms. Certain states require completion of replacement-related forms even when other life insurance or annuities are not being replaced by the policy being applied for.)

     F. Are you aware of any information that would adversely affect any proposed insured's eligibility, acceptability, or insurability?
          (If yes, please provide details in the Remarks section below, and do
          not provide limited temporary life insurance.)          [ ] yes [ ] no

     G.   Did you provide the client with a Limited Temporary Life Insurance
          Agreement?                                              [ ] yes [ ] no

     H. Have any of the proposed insureds or the owner submitted an application for coverage with any insurance member of the American
          International Group, Inc. within the last 30 days?      [ ] yes [ ] no

     I. If primary proposed insured is a child or age 18 and over and not self-supporting, what amount of insurance is in force on the father?
          $            and/or mother? $            and/or siblings? $
            ----------                  ----------                    ----------

     J.   Are you related by blood or marriage to any proposed
          insured?                                                [ ] yes [ ] no

          (If yes, relationship)
                                ------------------------------------------------

================================================================================
                                     Remarks
================================================================================

2. Details and Explanations (Please include information on any split dollar, collateral assignment, etc.)
                                  ----------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

================================================================================
                                   Commission
================================================================================

3.   Agent/Agency Information (Please list servicing agent first.)

                                                                      Percent        Broker-Dealer
     Agent(s) to Receive Commission   Agency Number   Agent Number   of Split        (if variable)
     ------------------------------   -------------   ------------   --------   ----------------------
                                                                                [ ] AGSI
     ------------------------------   -------------   ------------   --------   [ ] Other:
                                                                                           -----------
                                                                                [ ] AGSI
     ------------------------------   -------------   ------------   --------   [ ] Other:
                                                                                           -----------
                                                                                [ ] AGSI
     ------------------------------   -------------   ------------   --------   [ ] Other:
                                                                                           -----------
                                                                                [ ] AGSI
     ------------------------------   -------------   ------------   --------   [ ] Other:
                                                                                           -----------

     Writing Agent X                                  Date
                     ------------------------------        ---------------------

     Social Security or Tax ID #                     Phone #(        )
                                 -------------------        --------------------

     E-mail Address                                  Fax #  (        )
                    --------------------------------        --------------------

     For Broker-Dealer use

     Processing Center                       Contact Person
                       ---------------------                --------------------

     Phone #(        )
             -------------------------

     Servicing Agent (if other than writing agent) send policy/delivery requirements to
                    ------------------------------------------------------------

     ---------------------------------------------------------------------------

AGLC100565-2003                                                      Page 5 of 7

================================================================================
                             Bank Draft Information
================================================================================

[ ]  American General Life Insurance   [ ]  The United States Life Insurance
     Company, Houston, TX                   Company in the City of New York,
                                            New York, NY

The company checked above will withdraw the premiums from the specified account. This company will be referred to hereafter as "Company". "You", "your", "I" and "me" refer to the bank account owner whose name appears below.

How automatic bank draft works: Automatic bank draft is a debit service that offers a convenient way to pay life insurance premiums. The Company will collect the life insurance premiums from your bank account electronically - you do not need to write checks or mail in any payments. Premium withdrawals will appear on your bank statement, and your statements will be your receipts for payment of your premium.

                         Automatic bank draft agreement

I hereby authorize and request the Company to initiate electronic or other commercially accepted-type debits against the indicated bank account in the depository institution named ("Depository") for the payment of premiums and other indicated charges due on the insurance policy, and to continue to initiate such debits in the event of a conversion, renewal, or other change to any such contract(s). I hereby agree to indemnify and hold the Company harmless from any loss, claim or liability of any kind by reason or dishonor of any debit.

I understand that this authorization will not affect the terms of the contract(s), other than the mode of payment, and that if premiums are not paid within the applicable grace period, the contract(s) will terminate, subject to any applicable nonforfeiture provision. I acknowledge that the debit appearing on my bank statement shall constitute my receipt of payment, but no payment is deemed made until the Company receives actual payment. I agree that this authorization may be terminated by me or the Company at any time and for any reason by providing written notice of such termination to the nonterminating party and may be terminated by the Company immediately if any debit is not honored by the Depository named for any reason. This must be dated and signed by the bank account owner(s) as his/her name appears on bank records for the account provided on this authorization.

Financial Institution Name
                           -----------------------------------------------------

Financial Institution Address                     City, State       ZIP
                              -------------------             -----     --------

                   ----------------------------

Routing Number   |:                            :|
                   ----------------------------

                   -------------------------------------------------
Account Number                                                       ||.
                   -------------------------------------------------

Type of Account:   [ ] Checking  [ ] Savings  Credit Union:  [ ] yes  [ ] no

Name of Primary Proposed Insured
                                 -----------------------------------------------

Premium Amount $
                ------------------

Frequency:   [ ] Annual  [ ] Semi-annual  [ ] Quarterly  [ ] Monthly

Preferred Withdrawal Date (1st-28th)                  [ ] Please debit my
                                     ---------------
account for all outstanding premiums due.

Print Bank Account Owner(s) Name
                                 -----------------------------------------------

Signature(s) of Bank Account Owner(s) X
                                        ----------------------------------------

Please attach a voided check.

AGLC100565-2003                                                      Page 6 of 7

================================================================================
                         Notices to the Proposed Insured
================================================================================

You have applied for life insurance with one of the following companies:
American General Life Insurance Company or The United States Life Insurance Company in the City of New York. "Company" refers to the company with which you have applied for insurance. This notice is provided on behalf of that company and American General Life Companies, an affiliated service company.

--------------------------------------------------------------------------------
Fair Credit Reporting Act

Pursuant to the Federal Fair Credit Reporting Act, as amended (15 U.S.C. 1681d), notice is hereby given that, as a component of our underwriting process relating to your application for life insurance, the Company may request an investigative consumer report that may include information about your character, general reputation, personal characteristics and mode of living.

This information may be obtained through personal interviews with your neighbors, friends, associates and others with whom you are acquainted or who may have knowledge concerning any such items of information. You have a right to request in writing, within a reasonable period of time after receiving this notice, a complete and accurate disclosure of the nature and scope of the investigation the Company requests. You should direct this written request to the Company at:

P.O. Box 1931
Houston, TX 77251-1931
Upon receipt of such a request, the Company will respond by mail within five business days.

--------------------------------------------------------------------------------

Medical Information Bureau

The designated insurer or its reinsurers may make a brief report regarding your insurability to the Medical Information Bureau (MIB), a nonprofit membership organization of life insurance companies that operates an information exchange on behalf of its members. If you apply to another MIB- member company for life or health insurance or a claim for benefits is submitted to such a company, the MIB will supply such company with the information they have about you.

At your request, the MIB will disclose any information it has in your file. If you question the accuracy of information in the MIB's file, you may seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act. The address and phone number of the MIB's information office are:

P.O. Box 105
Essex Station
Boston, Massachusetts 02112
617/426-3660

The designated insurer, or its reinsurer, may also release information in its file to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted.

--------------------------------------------------------------------------------

Insurance Information Practices

To issue an insurance policy, we need to obtain information about you. Some of that information will come from you, and some will come from other sources. This information may in certain circumstances be disclosed to third parties without your specific authorization, as permitted or required by law.

You have the right to access and correct this information, except information that relates to a claim or a civil or criminal proceeding.

Upon your written request, the Company will provide you with a more detailed written notice explaining the types of information that may be collected, the types of sources and investigative techniques that may be used, the types of disclosures that may be made and the circumstances under which they may be made without your authorization, a description of your rights to access and correct information and the role of insurance support organizations with regard to your information.

If you desire additional information on insurance information practices, you should direct your requests to the Company at:

P.O. Box 1931
Houston, TX 77251-1931

--------------------------------------------------------------------------------

Telephone Interview Information

To help process your application as soon as possible, the Company may have one of its representatives call you by telephone, at your convenience, and obtain additional underwriting information.

              * Detach this page and leave with proposed insured *

AGLC100565-2003                                                      Page 7 of 7